                                                                   EXHIBIT 10.39
--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of February 25, 1999


                                 by and among

                             HOST MARRIOTT, L.P.,

                                  as Issuer,

                          the Guarantors named herein

                                      and

             DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION,

                         BT ALEX.  BROWN INCORPORATED,

                            BARCLAYS CAPITAL INC.,,

                          BEAR, STEARNS & CO.  INC.,)

                    CREDIT LYONNAIS SECURITIES (USA) INC.,

                        DEUTSCHE BANK SECURITIES INC.,

                    NATIONSBANC MONTGOMERY SECURITIES LLC,

                          SALOMON SMITH BARNEY INC.,

                       SCOTIA CAPITAL MARKETS (USA) INC.

                                      and

                        SG COWEN SECURITIES CORPORATION

                                 as Purchasers

--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of February 25, 1999, among HOST MARRIOTT, L.P., a Delaware limited partnership (the "Issuer"), the Guarantors named herein and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, BT ALEX. BROWN INCORPORATED, BARCLAYS CAPITAL INC., BEAR, STEARNS & CO. INC., CREDIT LYONNAIS SECURITIES (USA) INC., DEUTSCHE BANK SECURITIES INC., NATIONSBANC MONTGOMERY SECURITIES LLC, SALOMON SMITH BARNEY INC., SCOTIA CAPITAL MARKETS (USA) INC. and SG COWEN SECURITIES CORPORATION (collectively, the "Purchasers").

          This Agreement is made pursuant to the Purchase Agreement, dated February 18, 1999, among the Issuer, the Guarantors named therein and the Purchasers (the "Purchase Agreement"), which provides for the sale by the Issuer and the Guarantors to the Purchasers of $300,000,000 aggregate principal amount of 8 3/8% Series D Senior Notes due 2006 of the Issuer and the guarantees thereof by the Guarantors (collectively, the "Securities"). In order to induce the Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantors named herein have agreed to provide to the Purchasers and their respective direct and indirect transferees, among other things, the registration rights for the Securities set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

          The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to them by the Purchase Agreement):

          Advice:  See Section 5.
          ------

          Applicable Period:  See Section 2.
          -----------------

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Effectiveness Period:  See Section 3.
          --------------------

          Effectiveness Target Date:  The 160th day following the Closing Date.
          -------------------------

          Event Date:  See Section 4.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Offer: See Section 2.
          --------------

          Exchange Registration Statement:  See Section 2.
          -------------------------------

          Exchange Securities:  See Section 2.
          -------------------

          Filing Date:  The 90th day after the Closing Date.
          -----------

          Guarantors:  Subsidiary Guarantors, as defined in the Indenture.
          ----------

          Holder:  Any holder of Transfer Restricted Securities.
          ------

          Indenture:  The Indenture, dated as of August 5, 1998, among Host
          ---------
Marriott, L.P. (formerly known as HMH Properties, Inc.), Host Marriott Corporation, the Guarantors and Marine Midland Bank, as trustee, as supplemented and amended, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Issuer:  See the introductory paragraph of this Agreement.
          ------

          Liquidated Damages:  See Section 4.
          ------------------

          Participating Broker-Dealer:  See Section 2.
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, joint stock
          ------
company, trust, unincorporated association, union, business association, firm or other legal entity.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act) as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Exchange Securities and/or the Transfer Restricted Securities (as applicable) covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchasers:  See the introductory paragraph to this Agreement.
          ----------

          Registration Default:  See Section 4.
          --------------------

          Registration Statement:  Any registration statement of the Issuer and
          ----------------------
the Guarantors, including, but not limited to, the Exchange Registration Statement, that covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated pursuant to the Securities Act, as
          --------
currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 144A:  Rule 144A promulgated pursuant to the Securities Act, as
          ---------
currently in effect, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated pursuant to the Securities Act, as
          --------
such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities:  See the introductory paragraphs to this Agreement.
          ----------

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice: See Section 2.
          -------------

          Shelf Registration:  See Section 3.
          ------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ----

          Transfer Restricted Securities: The Securities upon original issuance
          -------------------------------
thereof and at all times subsequent thereto, until in the case of any such Securities (i) a Registration Statement covering such Securities has been declared effective by the SEC and such Securities have been disposed of in accordance with such effective Registration Statement, (ii) such Securities have been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), or are transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) such Securities have otherwise been transferred and a new Security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the terms of the Indenture, or (iv) such Securities cease to be outstanding.

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Securities.

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Issuer or a Guarantor are sold to an underwriter for reoffering to the public.

2.   Exchange Offer
     --------------

          (a) The Issuer and the Guarantors agree to use their reasonable best efforts to file with the SEC as soon as practicable after the Closing Date, but in no event later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Transfer Restricted Securities for a like aggregate principal amount of debt securities of the Issuer and the Guarantors which are substantially identical to the Securities, except that the identity of the Guarantors may be different from those Subsidiary Guarantors that initially guaranteed the Securities pursuant to the Indenture so long as the Securities are at all times guaranteed in compliance with the Indenture (the "Exchange Securities") (and which are entitled to the benefits of the Indenture or a trust indenture which is identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act. The Exchange Offer will be registered pursuant to the Securities Act on the appropriate form (the "Exchange Registration Statement") and will comply with all applicable tender offer rules and regulations promulgated pursuant to the Exchange Act and shall be duly registered or qualified pursuant to all applicable state securities or Blue Sky laws. The Exchange Offer shall not be subject to any condition, other than that the Exchange Offer does not violate any applicable law or interpretation of the Staff of the SEC. No securities shall be included in the Registration Statement covering the Exchange Offer other than the Transfer Restricted Securities and the Exchange Securities. The Issuer and the

Guarantors agree to use their reasonable best efforts to (x) cause the Exchange Registration Statement to become effective pursuant to the Securities Act on or before the Effectiveness Target Date; (y) keep the Exchange Offer open for not less than 20 business days (or such longer period required by applicable law) after the date that the notice of the Exchange Offer referred to below is mailed to Holders; and (z) consummate the Exchange Offer within 190 days after the Closing Date. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange Securities, and that such Holder is not an affiliate of the Issuer within the meaning of Rule 405 of the Securities Act (or that if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable). Each Holder that is not a Participating Broker-Dealer will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities. Each Holder that is a Participating Broker-Dealer will be required to acknowledge that it will deliver a prospectus as required by law in connection with any resale of such Exchange Securities. Upon consummation of the Exchange Offer in accordance with this Agreement, the Issuer and the Guarantors shall have no further obligation to register Transfer Restricted Securities pursuant to Section 3 of this Agreement.

          (b) The Issuer and the Guarantors shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution, "reasonably acceptable to the Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the Prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

          The Issuer and the Guarantors shall use their reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to pen-nit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that such period shall not exceed 180 days after consummation of the
--------
Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5) (the "Applicable Period").

          In connection with the Exchange Offer, the Issuer shall:

          (a) mail as promptly as practicable to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) utilize the services of a Depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

          (c) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open.

          As soon as practicable after the close of the Exchange Offer, the Issuer and the Guarantors shall:

               (i) accept for exchange all Securities properly tendered and not validly withdrawn pursuant to the Exchange Offer;

               (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

               (iii) cause the Trustee to authenticate and deliver promptly to each Holder of Securities, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

          (c) If (1) prior to the consummation of the Exchange Offer, applicable interpretations of the Staff of the SEC do not permit the Issuer and the Guarantors to effect the Exchange Offer as contemplated herein, or (2) the Exchange Offer is commenced and not consummated within 190 days of the Closing Date for any reason, then the Issuer shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and the Issuer and the Guarantors shall file a Registration Statement pursuant to Section 3. Following the delivery of a Shelf Notice to the Holders of Transfer Restricted Securities, the Issuer and the Guarantors shall not have any further obligation to conduct the Exchange Offer pursuant to this Section 2, provided that the Issuers and the
                                               --------
Guarantors shall have the right, nonetheless, to proceed to consummate the Exchange Offer notwithstanding their obligations pursuant to this Section 2(c) (and, upon such consummation, their obligation to consummate a Shelf Registration shall terminate).

3.   Shelf Registration
     ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c), then:

          (a)  Shelf Registration.  The Issuer and the Guarantors shall use
               ------------------
their reasonable best efforts to prepare and file with the SEC, as promptly as practicable following the delivery of the Shelf Notice, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Issuer and the Guarantors shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration. The Issuer and the Guarantors shall use their reasonable best efforts, as described in Section 5(b), to cause the Shelf Registration to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof and to keep the Shelf Registration continuously effective under the Securities Act until the date which is 24 months from the Closing Date, or such shorter period ending when either (1) all Transfer Restricted Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or (2) there ceases to be outstanding any Transfer Restricted Securities (the "Effectiveness Period").

          (b)  Supplements and Amendments.  The Issuer and the Guarantors shall
               --------------------------
use their reasonable best efforts to keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement or by any underwriter of such Transfer Restricted Securities.

4.     Liquidated Damages
       ------------------

          (a) The Issuer, the Guarantors and the Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Issuer or the Guarantors fail to fulfill their obligations pursuant to Section 2 or
Section 3 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by Issuer or the Guarantors to fulfill such obligations, the Issuer and the Guarantors hereby agree to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities under the circumstances and to the extent set forth below:

               (i) if the Exchange Registration Statement, or in the event a Shelf Notice is delivered as contemplated by Section 2(c), the Shelf Registration Statement, has not been filed with the SEC on or prior to the Filing Date; or

               (ii) if the Exchange Registration Statement, or in the event a Shelf Notice is, delivered as contemplated by Section 2(c), the Shelf Registration Statement, is not declared effective by the SEC on or prior to the Effectiveness Target Date; or

               (iii) if an Exchange Registration Statement is declared effective by the SEC, on or prior to 190 days after the Closing Date, but the Issuer and the Guarantors have not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer; or

               (iv) the Shelf Registration has been declared effective by the SEC and such Shelf Registration ceases to be effective or usable at any time during the Effectiveness Period, without being succeeded on the same day immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective on the same day; (any of the foregoing, a "Registration Default") then, with respect to the first 90-day period following such Event Date (as defined below), the Issuer and the Guarantors shall pay to each Holder of Transfer Restricted Securities Liquidated Damages in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of such Liquidated Damages will increase by an additional $.05 per week per $ 1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured; provided, however, that Liquidated Damages shall not at any time exceed $.30 per
--------  -------
week per $ 1,000 principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease. A Registration Default under clause (i) above shall be cured on the date that either the Exchange Registration Statement, or in the event a Shelf Notice is delivered as contemplated by Section 2(c), the Shelf Registration Statement, is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that either the Exchange Registration Statement, or in the event a Shelf Notice is delivered as contemplated by Section 2(c), the Shelf Registration Statement, is declared effective by the SEC; a Registration Default under clause (iii) above shall be cured on the earlier of the date (A) the Exchange Offer is consummated or (B) the Issuer delivers a Shelf Notice to the Holders of Restricted Securities; and a Registration Default under clause (iv) above shall be cured on the earlier of
(A) the date the Shelf Registration is declared effective or (B) the Effectiveness Period expires.

          (b) The Issuer shall notify the Trustee within one business day after each and every date on which a Registration Default occurs (an "Event Date"). Liquidated Damages shall be paid by the Issuer and the Guarantors to the Holders by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on or before the semi-annual interest payment date provided in the Indenture (whether or not any interest is then payable on the Securities). Each obligation to pay Liquidated Damages shall be deemed to commence accruing on the applicable Event Date and to cease accruing when all Registration Defaults have been cured. In no event shall the Issuer pay Liquidated Damages in excess of the applicable maximum weekly amount set forth above, regardless of whether one or multiple Registration Defaults exist.

          (c) Notwithstanding anything to the contrary in this Section 4, neither the issuance by the Issuer of a notice (i) of the type set forth in
Section 5(c)(vii) declaring the Shelf Registration to be unusable during the pendency of the Material Activity (as defined in Section 5(c)(viii)) nor (ii) of the type set forth in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), 5(c)(v) and 5(c)(vi), shall be deemed to be a Registration Default and no Liquidated Damages shall be payable or accrue with respect thereto; provided, that in the event the aggregate number of days in any consecutive twelve-month period for which all notices referenced above are issued and effective exceeds 30 days, then Liquidated Damages shall be payable in accordance with Sections 4(a) and 4(b) above for the number of such days in excess of 30 days in the aggregate.

5.   Registration Procedures
     -----------------------

          In connection with the registration of any Exchange Securities or Transfer Restricted Securities pursuant to Sections 2 or 3 hereof, the Issuer and the Guarantors shall effect such registration to permit the sale of such Exchange Securities or Transfer Restricted Securities (as applicable) in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer and the Guarantors shall:

          (a) Prepare and file with the SEC, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and to use their reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) such filing is
                                         --------
pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall, if requested, furnish to and afford the Holders of the Transfer Restricted Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 3 business days prior to such filing, or such later date as is reasonable under the circumstances). The Issuer and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders, pursuant to this Agreement, must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Issuer and the Guarantors shall be deemed not to have used their reasonable best efforts to keep a Registration Statement effective during the Applicable Period if they voluntarily take any action that would result in selling Holders of the Transfer Restricted Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Transfer Restricted Securities or such Exchange Securities during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by them in good faith and for valid business reasons (not including avoidance of their obligations hereunder), including the acquisition or divestiture of assets.

          (c)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Transfer Restricted Securities, or each known Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly and confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities the representations and warranties of the Issuer or any Guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) below cease to be true and correct, (iv) of the receipt by the Issuer or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of the Issuer's and the Guarantors' reasonable determination that a post-effective amendment to a Registration

Statement would be appropriate and (vii) if (A) the Issuer is engaged in or proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there is otherwise pending, any material merger, acquisition, tender offer, financing or other transaction (any such negotiation, step, event or state of facts being herein called a "Material Activity"), (B) such Material Activity would, in the reasonable opinion of counsel of the Issuer, require disclosure in a prospectus to be delivered in connection with the sale of the Transfer Restricted Securities to be sold in compliance with law, and (C) such disclosure would, in the reasonable judgment of the Issuer, be adverse to its interests; provided, that the Issuer shall have no obligation to include in any notice contemplated in (vii) above any reference to or description of the facts upon which the Issuer is delivering such notice.

          (d)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the Exchange Securities (as applicable) to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or counsel reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement with such information as the managing underwriter, if any, or such Holders or counsel reasonably request to be included therein.

          (f)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Transfer Restricted Securities, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer and the Guarantors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Transfer Restricted Securities or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing, provided
                                                                    --------
that where Exchange Securities held by Participating Broker-Dealers or Transfer Restricted Securities are offered other than through an underwritten offering, the Issuer and the Guarantors agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Transfer Restricted Securities covered by the applicable Registration Statement; provided
                                                                        --------
that the Issuer and the Guarantors shall not be required to (A) qualify generally to do business in any jurisdiction where they are not then so qualified, (B) take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or (C) subject themselves to taxation in excess of a nominal dollar amount in any such jurisdiction.

          (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request.

          (j)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant
Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c) (v) or 5(c) (vi) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the SEC, at the expense of the Issuer and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, (i) provide the Trustee with certificates for the Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Transfer Restricted Securities.

          (l) In connection with an underwritten offering of transfer Restricted Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Issuer, the Guarantors and their subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Issuer and Guarantors and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuer and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or the Guarantors or of any business acquired by any of them for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters ' such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as are reasonably requested by underwriters as permitted by Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (m)  If (1) a Shelf Registration is filed pursuant to Section 3, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuer, the Guarantors and their subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer, the Guarantors and their subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuer determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public.

          (n) Provide an indenture trustee for the Transfer Restricted Securities or the Exchange Securities, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Transfer Restricted Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (o) Comply with all applicable rules and regulations of the SEC and, as soon as reasonably practicable, make generally available to its security holders consolidated earnings statements of the Issuer (including a condensed consolidating footnote if required under SEC rules) (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11
(a) of the Securities Act and Rule 158 thereunder.

          (p) If an Exchange Offer is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Securities, the Issuer and the Guarantors shall mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being cancelled in exchange for the Exchange Securities; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

          (q) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (r) Use their best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

          (s) Use their best efforts to cause the Transfer Restricted Securities or the Exchange Securities, as applicable, covered by an effective registration statement required by Section 2 or Section 3 hereof to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Transfer Restricted Securities relating to such registration statement or the managing underwriters in connection therewith, if any.

          The Issuer may require each seller of Transfer Restricted Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuer such information regarding such seller or Participating Broker-Dealer and the distribution of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Issuer may, from time to time, reasonably request. The Issuer may exclude from such registration the Transfer Restricted Securities of any seller or Participating Broker-Dealer who fails to furnish such information within a reasonable time after receiving such request.

          Each Holder of Transfer Restricted Securities and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 5(c) (ii), 5(c) (iv), 5(c) (v), 5 (c)
(vi) or 5(c)(vii), such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 50), or until it is advised in writing (the "Advice") by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto; provided, that in the case of an event of the kind described in Section 5(c)(vii), the Issuer may only cause such discontinuing of dispositions for any number of periods not to exceed 3 0 days in the aggregate in any consecutive 12-month period.

6.     Registration Expenses
       ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer shall be borne by the Issuer and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or Exchange Securities and determination of the eligibility of the Transfer Restricted Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the Holders of Transfer Restricted Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h), in the case of Transfer Restricted Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Transfer Restricted Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement or of such Exchange Securities, as the case may be), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuer and the Guarantors, (v) fees and disbursements of all independent certified public accountants refer-red to in Section 5(l) (iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the NASD, (vii) rating agency fees, (viii) Securities Act liability insurance, if the Issuer and the Guarantors desire such insurance, (ix) fees and expenses of all other Persons retained by the Issuer and the Guarantors, (x) internal expenses of the Issuer and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuer and the Guarantors performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, and indentures. Nothing contained in this Section 6 shall create an obligation on the part of the Issuer or any Guarantor to pay or reimburse any Holder for any underwriting commission or discount attributable to any such Holder's Transfer Restricted Securities included in an underwritten offering pursuant to a Registration Statement filed in accordance with the terms of this Agreement, or to guarantee such Holder any profit or proceeds from the sale of such Securities.

          (b) In connection with any Shelf Registration hereunder, the Issuer and the Guarantors shall reimburse the Holders of the Transfer Restricted Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Transfer Restricted Securities reasonably incurred in connection with the registration of the Transfer Restricted Securities.

7.     Indemnification
       ---------------

          The Issuer and the Guarantors agree to indemnify and hold harmless (i) each of the Purchasers, each Holder of Transfer Restricted Securities, each Holder of Exchange Securities, each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) any such Person (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors ' partners, employees, representatives and agents of any of such Person or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Person furnished to the Issuer or any underwriter in writing by such Indemnified Person expressly for use therein, or (ii) any untrue statement contained in or omission from a preliminary prospectus if a copy of the Prospectus (as then amended or supplemented, if the Issuer shall have furnished to or on behalf of the Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to the person asserting any such losses, liabilities, claims, damages or expenses who purchased Securities, if such is required by law at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). The Issuer and the Guarantors shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation of which it or they shall have become aware in connection with the matters addressed by this Agreement which involves the Issuer, any Guarantor or an Indemnified Person.

          In connection with any Registration Statement in which an Indemnified Person is participating, such Indemnified Person agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each Guarantor and their directors and officers and each person who controls the Issuer and the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each Indemnified Person, but only with reference to information relating to such Indemnified Person furnished to the Issuer in writing by such Indemnified Person expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Indemnified Person pursuant to this paragraph shall in no event exceed the net proceeds received by such Indemnified Person from sales of Transfer Restricted Securities giving rise to such obligations.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing, and the indemnifying person, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying person and the indemnified party shall have mutually agreed in writing to the contrary,
(ii) the indemnifying person failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying person, or any affiliate of the indemnifying person and such indemnified party shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying person or such affiliate of the indemnifying person or (y) a conflict may exist between such indemnified party and the indemnifying person or such affiliate of the indemnifying person (in which case the indemnifying person shall not have the right to assume the defense of such action on behalf of such indemnified party), it being understood, however, that the indemnifying person shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be designated in writing by indemnified parties who sold a majority in interest of Transfer Restricted Securities sold by all such indemnified parties and any such separate firm for the Issuer and the Guarantors, their directors, their officers and such control persons of the Issuer and the Guarantors shall be designated in writing by the Issuer. The indemnifying person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying person shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, or expenses referred to therein (other than by reason of the exceptions provided therein), then each indemnifying person under such paragraphs, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying person(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefits of the indemnifying person(s) and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and any Indemnified Persons on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors or by such Indemnified Persons and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --------
(even if such indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Indemnified Person be required to contribute any amount in excess of the amount by which proceeds received by such Indemnified Person from sales of Transfer Restricted Securities exceeds the amount of any damages that such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the indemnifying persons may otherwise have to the indemnified parties referred to above. The Indemnified Persons' obligations to contribute pursuant to Section 7 are several in proportion to the respective principal amount of Securities sold by each of the Indemnified Persons hereunder and not joint.

8.     Rules 144 and 144A
       ------------------

          The Issuer and the Guarantors covenant that they will file the reports required to be filed by them pursuant to the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Issuer and the Guarantors are not required to file such reports, they will, upon the request of any Holder of Transfer Restricted Securities, make available information required by Rules 144 and 144A under the Securities Act in order to permit sales pursuant to Rule 144 and Rule 144A. The Issuer and the Guarantors further covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

9.     Underwritten Registrations
       --------------------------

          (a) If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and reasonably acceptable to the Issuer.

          No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder, unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          (b) Each Holder of Transfer Restricted Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering or placement agent in a private offering of the Company's or the Guarantors' debt securities, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule 144A, but excluding nonpublic sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Securities except pursuant to an Exchange Offer), during the period beginning 10 days prior to, and ending 90 days after, the closing date of the underwritten offering.

          The foregoing provisions shall not apply to any holder of Transfer Restricted Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement.

          The Issuer and the Guarantors agree without the written consent of the managing underwriters in an underwritten offering of Transfer Restricted Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of its respective debt securities, including a sale pursuant to Regulation D or Rule 144A under the Securities Act, during the period beginning I 0 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement provided, however, that such period
                                        --------  -------
shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 5(c) (v) or (c) (vi) hereof to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 50) hereof).

10.    Miscellaneous
       -------------

          (a) Remedies.  In the event of a breach by the Issuer of any of its
              --------
obligations under this Agreement, each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuer and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Issuer and the Guarantors have
              --------------------------
not, as of the date hereof, and they shall not, after the date of this Agreement, enter into any agreement with respect to any of their respective securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuer and the Guarantors have not entered, and will not enter, into any agreement with respect to any of their respective securities which will grant to any Person piggyback registration rights with respect to a Registration Statement.

          (c) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or
--------
supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d) Notices.  All notices and other communications (including without
              -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

              (i) if to a Holder of Transfer Restricted Securities, at the most current address given by the Trustee to the Issuer; and

              (ii) if to the Issuer or the Guarantors, 10400 Fernwood Road, Bethesda, Maryland 20817, Attention: Christopher G. Townsend, Senior Vice President and General Counsel.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities. The Issuer and the Guarantors agree that the Holders of the Securities shall be third party creditor beneficiaries to the agreements made hereunder by the Purchasers and the Issuer, the Guarantors and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such ten-n, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

          (k) Securities Held by the Issuer, the Guarantors, or Its Affiliates.
              ----------------------------------------------------------------
Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer, the Guarantors, or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         ISSUER
                         ------

                         HOST MARRIOTT, L.P.

                         By: /s/ Christopher G. Townsend
                             ----------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Senior Vice President of Host Marriott
                                    Corporation, its general partner

                         GUARANTORS
                         ----------

                         HMH RIVERS, L.P.

                         By: /s/ Christopher G. Townsend
                             ----------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of HMH Rivers
                                    LLC, its general partner

                         HMH MARINA LLC

                         By: /s/ Christopher G. Townsend
                             ----------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH SBM TWO LLC

                         By: /s/ Christopher G. Townsend
                             ----------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH PLP LLC

                         By: /s/ Christopher G. Townsend
                             ----------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH RETIREMENT PROPERTIES, L.P.

                         By: /s/ Christopher G. Townsend
                             -----------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of HMC Retirement
                                    Properties LLC, its general partner

                         HMH PENTAGON LLC

                         By: /s/ Christopher G. Townsend
                             -----------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH SFO LLC

                         By: /s/ Christopher G. Townsend
                             -----------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         AIRPORT HOTELS LLC

                         By: /s/ Christopher G. Townsend
                             -----------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         CHESAPEAKE FINANCIAL SERVICES LLC

                         By: /s/ Christopher G. Townsend
                             -----------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC CAPITAL RESOURCES LLC

                         By: /s/ Christopher G. Townsend
                             -----------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         YBG ASSOCIATES LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         PRM LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HOST PARK RIDGE LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HOST OF BOSTON, LTD

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of Airport Hotels
                                    LLC, its general partner

                         HOST OF HOUSTON 1979

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of Airport Hotels
                                    LLC, is general partner

                         PHILADELPHIA AIRPORT HOTEL LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC RETIREMENT PROPERTIES, LLC

                         By: /s/ Christopher G. Townsend
                             -------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH HARTFORD LLC

                         By: /s/ Christopher G. Townsend
                             -------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH NORFOLK LLC

                         By: /s/ Christopher G. Townsend
                             -------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH PARK RIDGE II LLC

                         By: /s/ Christopher G. Townsend
                             -------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH PARK RIDGE LLC

                         By: /s/ Christopher G. Townsend
                             -------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of HMC Park Ridge
                                    II LLC, its general manager

                         HMH PARTNERSHIP HOLDINGS LLC

                         By: /s/ Christopher G. Townsend
                             -------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         MFR OF VERMONT LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                            Name: Christopher G. Townsend
                            Title: Executive Vice President

                         MFR OF WISCONSIN LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC MARQUIS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         PM FINANCIAL LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         PM FINANCIAL LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         PM FINANCIAL LP

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of PM Financial
                                    LLC, its general partner

                         HMC CHICAGO LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC HPP LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH RIVERS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH WTC LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMP CAPITAL VENTURES LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMP FINANCIAL SERVICES LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HOST LA JOLLA LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         CITY CENTER HOTEL LIMITED PARTNERSHIP

                         By:/s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of Host La Jolla
                                    LLC, its general partner

                         MFR OF ILLINOIS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC OLS I L.P.

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of HMC OLS I LLC,
                                    its general partner

                         HMC RITZ LOAN I LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC RTZ II LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC SEATTLE, LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC SWISS HOLDINGS, LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC WATERFORD LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH RESTAURANTS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC FINANCIAL LEASING LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC CAPITAL LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC GRAND LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC HOTEL DEVELOPMENT LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMH DEVELOPMENT LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC MEXPARK LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC POLANCO LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC NGL LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC SUITES LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         MARRIOTT SUITES LIMITED PARTNERSHIP

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of HMC Suites LLC
                                    its general partner

                         WELLSFORD-PARK RIDGE MARRIOTT HOTEL LIMITED PARTNERSHIP

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of Host Park Ridge
                                    LLC, its general partner

                         CITY CENTER INTERSTATE PARTNERSHIP LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         FARRELL'S INC. CREAM PARLOR RESTAURANTS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC BURLINGAME LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         SAGA PROPERTY LEASING LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         SAGA RESTAURANTS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC ATLANTIC LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         IVY STREET LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC PROPERTIES II LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         SANTA CLARA HMC LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC DESERT LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC HANOVER LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC DIVERSIFIED LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC PROPERTIES I LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC POTOMAC LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC EAST SIDE II LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC EAST SIDE IILLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC MANHATTAN BEACH LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         CHESAPEAKE HOTEL LIMITED PARTNERSHIP

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President OF HMC PLP LLC,
                                    its general partner

                         HMH GENERAL PARTNER HOLDINGS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC IHP HOLDING LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC OP BN LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         S.D. HOTELS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC GATEWAY LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC PACIFIC GATEWAY LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC DESERT SPRINGS LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         MDSM FINANCE LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         MARKET STREET MARRIOTT LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         HMC MARKET STREET LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         NEW MARKET STREET LP

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President of HMC New Market
                                    Street LLC, its general partner

                         TIMES SQUARE LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President

                         TIMES SQUARE GP LLC

                         By: /s/ Christopher G. Townsend
                             --------------------------------------------------
                             Name: Christopher G. Townsend
                             Title: Executive Vice President